UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 9, 2008
AMERICAN PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8137	59-6490478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 735-2200
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On September 9, 2008, the Board of Directors of American Pacific Corporation (the “Company”) approved the amendment and restatement of the Company’s Amended and Restated By-Laws (the “Prior By-Laws”), effective as of the same date. As a result of the amendment and restatement of the Prior By-Laws, the Amended and Restated By-Laws now reflect, among other things, updated submission periods and disclosure requirements for stockholder proposals and stockholder nominations to the Company’s Board of Directors as well as clarifications with respect to inspectors of elections, requirements with respect to lists of stockholders, requirements for meetings of the Board of Directors and committees thereof and actions by directors without a meeting.
Stockholder Proposals.
Section 1.9 of the Amended and Restated By-Laws now provides that, in addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, whether or not the stockholder is seeking to have a proposal included in the Company’s proxy statement or information statement under any applicable rule of the Securities and Exchange Commission (the “SEC”), including, but not limited to, Regulation 14A or Regulation 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, if the stockholder is not seeking inclusion of the proposal in the Company’s proxy statement or information statement, the stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days nor more than 140 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the Company did not hold an annual meeting the previous year, or if the date of the annual meeting was changed by more than 30 days from the date of the previous year’s annual meeting, then to be timely such notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the later of 70 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting was first made. In the case of a stockholder who is seeking to have a proposal included in the Company’s proxy statement or information statement, the stockholder’s notice must, to be timely, be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days nor more than 140 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the Company did not hold an annual meeting the previous year, or if the date of the annual meeting was changed by more than 30 days from the date of the previous year’s annual meeting, then to be timely such notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the later of 70 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting was first made.
Section 1.9 of the Prior By-Laws had required that, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid to the Secretary of the Company, not less than 70 days nor more than 90 days in advance of the anniversary date of the immediately preceding annual meeting.
As a result of the amendment and restatement of Section 1.9 of the Prior By-Laws, for the 2009 annual meeting of stockholders of the Company, the stockholder’s notice of a stockholder proposal must be delivered to or mailed and received at the principal executive offices of the Company not later than October 7, 2008 and not earlier than September 17, 2008.

In addition to the changes to Section 1.9 of the Prior By-Laws describe above, Section 1.9 of the Amended and Restated By-Laws also now requires additional disclosure to the Company by the stockholder submitting notice to the Company regarding a stockholder proposal. In particular, Section 1.9 of the Amended and Restated By-Laws requires, in addition to information previously required by Section 1.9 of the Prior By-laws, that the stockholder’s notice set forth (i) any material interest of any Stockholder Associated Person (as defined below) in the business to be brought before the annual meeting, (ii) as to the stockholder giving the notice and any Stockholder Associated Person, whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss or increase profit to or manage the risk or benefit of stock price changes for, or to increase or decrease the voting power of, such stockholder or any such Stockholder Associated Person with respect to any share of stock of the Company (each, a “Relevant Hedge Transaction”), and (iii) as to the stockholder giving the notice and any Stockholder Associated Person, to the extent not set forth pursuant to the immediately preceding clause, (a) whether and the extent to which such stockholder or Stockholder Associated Person has direct or indirect beneficial ownership of any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company (a “Derivative Instrument”), (b) any rights to dividends on the shares of the Company owned beneficially by such stockholder that are separated or separable from the underlying shares of the Company, (c) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (d) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date).
Finally, Section 1.9 of the Amended and Restated By-Laws defines “Stockholder Associated Person” as follows: Stockholder Associated Person” of any stockholder shall mean (i) any person controlling or controlled by, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.
Nomination of Directors.
Section 2.2 of the Amended and Restated By-Laws now provides that, with respect to nominations of directors by stockholders, such nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Company, which shall be the exclusive means for a stockholder to make nominations whether or not the stockholder is seeking to have a nomination or proposal included in the Company’s proxy statement or information statement under an applicable rule of the SEC, including, but not limited to, Regulation 14A or Regulation 14C under the Exchange Act. To be timely, in the case of a stockholder seeking to have a nomination included in the Company’s proxy statement or information statement, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than 120 calendar days nor more than 140 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the

Company did not hold an annual meeting the previous year, or if the date of the annual meeting was changed by more than 30 days from the date of the previous year’s annual meeting, then to be timely such notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the later of 70 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting was first made; and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th calendar day following the day on which public announcement of the date of the special meeting was first made. In the case of a stockholder not seeking to have a nomination included in the Company’s proxy statement or information statement, a stockholder’s notice must, in order to be timely, be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than 120 calendar days nor more than 140 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the Company did not hold an annual meeting the previous year, or if the date of the annual meeting was changed by more than 30 days from the date of the previous year’s annual meeting, then to be timely such notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the later of 70 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting was first made; and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th calendar day following the day on which public announcement of the date of the special meeting was first made.
Section 2.2 of the Prior By-Laws had required that, with respect to nominations of directors by stockholders, such nominations by stockholders were to be made pursuant to timely notice in writing to the Secretary of the Company that was in accordance with the procedures for bringing business before the meeting as set forth Section 1.9 of the Prior By-laws and that, to be timely, a stockholder’s notice was to be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting, and (b) in the case of a special meeting at which directors were to be elected, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made.
In addition to the changes to Section 2.2 of the Prior By-Laws describe above, Section 2.2 of the Amended and Restated By-Laws also now clarifies certain disclosure, as well as requires additional disclosure, to the Company in connection with a stockholder’s notice of nomination of directors. In particular, Section 2.2 now clarifies that, as to each person whom the stockholder proposes to nominate for election or reelection as a director, in addition to information relating to the person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act, the stockholder’s notice shall include (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, and (iii) the class and number of shares of the Company which are beneficially owned by the person. Further, Section 2.2 of the Amended and Restated By-Laws now requires (a) as to the stockholder giving the notice and any Stockholder Associated Person, to the extent not otherwise set forth in the stockholder’s notice pursuant to the requirements of Section 2.2, whether and the extent to which any Relevant Hedge Transaction has been entered into, and (b) as to the stockholder giving the notice and any Stockholder Associated Person, (1) whether and the extent to which any Derivative Instrument is directly or indirectly beneficially owned, (2) any rights to dividends on the shares of the Company owned beneficially by such stockholder that are separated or separable from the underlying shares of the Company, (3) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (4) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date). Further, Section 2.2 of the Amended and Restated By-Laws now expressly provides that the Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.
Finally, Section 2.2 of the Amended and Restated By-Laws clarifies that nominations of persons for election to the Board of Directors of the Company may be made at a meeting of stockholders not only by or at the direction of the Board of Directors, or by any stockholder of the Company in accordance with the terms of Section 2.2, but also by any nominating committee of the Board of Directors or committee of the Board of Directors performing similar functions, or by any person appointed by the Board of Directors for such purpose.
Other Changes and Clarifications to the Amended and Restated By-Laws.
The amendment and restatement of the Prior By-Laws also includes, among other things, the following additional revisions:
•	Section 1.7 of the Prior By-Laws has been amended to clarify the Company’s authority to designate alternate inspectors of election, to clarify the obligation of the chairman of the meeting of stockholders to appoint one or more inspectors to act at a meeting, if no previously designated inspector or alternate is able to act at such meeting, and to clarify the duties and obligations, powers and limitations of the inspectors of election at a meeting of stockholders.

•	Section 1.8 of the Prior By-Laws has been amended to clarify the Company’s obligations with respect to preparing and making available the list of stockholders entitled to vote at a meeting of stockholders, including allowing the Company to make such list available to stockholders on a reasonably accessible electronic network or at the principal place of business of the Company. Section 1.8 of the Prior By-Laws had previously required that the list of stockholders be open to examination either at a place within the city where the meeting of stockholders was to be held or at the place where the meeting was to be held.

•	Section 2.7 of the Prior By-Laws has been amended to clarify notice and related requirements in connection with annual, regular and special meetings of the Board of Directors of the Company. Among other things, Section 2.7 of the Amended and Restated By-Laws now provides that, except as otherwise allowed pursuant to terms of Section 2.7, written notice of the time and place of all regular and special meetings of the Board of Directors shall be telephoned or delivered personally to each director or sent by telegram or facsimile transmission or other form of electronic transmission at least 48 hours before the start of the meeting, or sent by first class mail at least 120 hours before the start of the meeting. Section 2.7 of the Prior By-Laws had required that notice of special meetings of the Board of Directors be mailed, sent by telegram or telephoned or delivered personally not later than two days before the day on which the meeting was to be held. Section 2.7 of the Amended and Restated By-Laws now further clarifies that waiver of such notice may be given, among other ways, by facsimile or other form of electronic transmission, rather than by cable as previously provided in Section 2.7 of the Prior By-Laws. Additionally, Section 2.7 of the Amended and Restated By-Laws now provides that, for purposes of the Amended and Restated By-Laws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

•	Section 2.9 of the Prior By-Laws has been amended to allow for action by written consent of the Board of Directors or a committee thereof to be either in writing, as previously provided in Section 2.9 of the Prior By-Laws, or by electronic transmission.

Finally, the amendment and restatement of the Prior By-Laws also implements certain further technical and/or conforming changes or additions to the Prior By-Laws in connection with the above.
The summary above is qualified in its entirety by the Amended and Restated By-Laws filed herewith as Exhibit 3.1 to this report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)   Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of American Pacific Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation
Date: September 15, 2008	By:	/s/ John R. Gibson
John R. Gibson
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of American Pacific Corporation